EXHIBIT 99.16

ernst & young llp report of independent accountants on
applying agreed-upon procedures, dated as of july 27, 2016

Agate Bay Mortgage Trust 2016-3

Mortgage Pass-Through Certificates, Series 2016-3

Remaining Sample Mortgage Loan Agreed-Upon Procedures

Report To:

Two Harbors Investment Corp.

TH TRS Corp.

Agate Bay Residential Mortgage Securities LLC

Wells Fargo Securities, LLC

27 July 2016

Report of Independent Accountants on Applying Agreed-Upon Procedures

Two Harbors Investment Corp.

TH TRS Corp.

Agate Bay Residential Mortgage Securities LLC

601 Carlson Parkway, Suite 1400

Minnetonka, Minnesota 55305

Wells Fargo Securities, LLC

375 Park Avenue, 2nd Floor

New York, New York 10152

Re:	Agate Bay Mortgage Trust 2016-3
Mortgage Pass-Through Certificates, Series 2016-3 (the “Certificates”)
Remaining Sample Mortgage Loan Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to by the addressees of this report (the “Specified Parties”), solely to assist Agate Bay Residential Mortgage Securities LLC (the “Depositor”) in evaluating the accuracy of certain information with respect to the Mortgage Loans (as defined in the Loan File to Data File Comparison AUP Report, which is defined herein) relating to the Agate Bay Mortgage Trust 2016-3 securitization transaction. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

We refer to our report to you dated 18 July 2016 (the “Loan File to Data File Comparison AUP Report”), which describes the agreed-upon procedures we performed relating to the Sample Mortgage Loans (as defined in the Loan File to Data File Comparison AUP Report) which Two Harbors Investment Corp. (“Two Harbors”), on behalf of the Depositor, indicated are expected to be representative of the Mortgage Loans.

The procedures performed subsequent to the procedures described in the Loan File to Data File Comparison AUP Report and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, Two Harbors, on behalf of the Depositor, provided us with the information described in the Loan File to Data File Comparison AUP Report and with:

a.	An electronic data file labeled “ABMT 2016-3 Term Sheet ASF (Scheduled) 7.21.2016.xlsx” (the “Updated Data File”) that Two Harbors, on behalf of the Depositor, indicated contains information as of 21 July 2016 on certain mortgage loans (the “Base Mortgage Loans”) that are expected to be representative of the Mortgage Loans,
b.	An imaged copy of the modification agreement (the “Modification Agreement”) relating to Sample Mortgage Loan Number 211 (as defined in the Loan File to Data File Comparison AUP Report),
c.	The Impacted Sample Characteristic (as defined in Attachment A), as shown on the Updated Data File, that Two Harbors, on behalf of the Depositor, instructed us to compare to information contained on the Modification Agreement for Sample Mortgage Loan Number 211 and
d.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures included in Attachment A were limited to comparing certain information that is further described in Attachment A. The Depositor is responsible for the Updated Data File, Impacted Sample Characteristic, Modification Agreement, information provided to us as described in the Loan File to Data File Comparison AUP Report and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform and we have not performed any procedures other than those listed in Attachment A with respect to the preparation or verification of any of the information set forth on the Updated Data File. We were not requested to perform and we have not performed any procedures other than those listed in the Loan File to Data File Comparison AUP Report with respect to the preparation or verification of any of the information set forth on the Preliminary Data File (as defined in the Loan File to Data File Comparison AUP Report). We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Source Documents (as defined in the Loan File to Data File Comparison AUP Report), Impacted Sample Characteristic, Modification Agreement or any other information provided to us by Two Harbors, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion as to (a) the existence of the Base Mortgage Loans or Mortgage Loans, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by Two Harbors, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Mortgage Loans conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Mortgage Loans,
iii.	Whether the originators of the Mortgage Loans complied with federal, state or local laws or regulations or
iv.	Any other factor or characteristic of the Mortgage Loans that would be material to the likelihood that the issuer of the Certificates will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

27 July 2016

Attachment A

Procedures performed subsequent to the procedures described in the Loan File to Data File Comparison AUP Report and our associated findings

1.	For each mortgage loan on the Preliminary Data File and Updated Data File, we compared the Loan Number (as defined in the Loan File to Data File Comparison AUP Report) of each mortgage loan, as shown on the Preliminary Data File, to the corresponding Loan Number, as shown on the Updated Data File, and noted that:
a.	258 of the Base Mortgage Loans included on the Updated Data File were not included on the Preliminary Data File and
b.	15 of the Sample Mortgage Loans included on the Preliminary Data File were not included on the Updated Data File (the “Removed Sample Mortgage Loans”).

The Removed Sample Mortgage Loans are Sample Mortgage Loan Numbers 1, 2, 3, 9, 14, 27, 42, 49, 55, 79, 97, 99, 144, 146 and 147.

2.	Using information on the Modification Agreement, we compared the current monthly principal and interest payment (the “Impacted Sample Characteristic”) for Sample Mortgage Loan Number 211, as shown on the Updated Data File, to the corresponding information on the Modification Agreement and found such information to be in agreement.

3.	For the 260 Sample Mortgage Loans included on the Updated Data File (the “Remaining Sample Mortgage Loans”), we compared the Sample Characteristics (as defined in the Loan File to Data File Comparison AUP Report) (except for the current monthly principal and interest payment Sample Characteristic for Sample Mortgage Loan Number 211, which Two Harbors, on behalf of the Depositor, instructed us not to compare due to the comparison procedure performed in Item 2. above), as shown on Updated Data File, to the corresponding information that we identified in performing the comparison and recalculation procedures described in Item 5. of Attachment A in the Loan File to Data File Comparison AUP Report. Except for the information listed on Exhibit 1 to Attachment A, all such compared information was in agreement.

For the purpose of the comparison and recalculation procedures described in this Item 3., all references to the “Sample Mortgage Loans” and “Preliminary Data File” in the notes to Exhibit 1 to Attachment A in the Loan File to Data File Comparison AUP Report refer to the “Remaining Sample Mortgage Loans” and “Updated Data File,” respectively.

Exhibit 1 to Attachment A

Sample Characteristic Differences

Sample Mortgage Loan Number	Sample Characteristic	Updated Data File Value	Source Document Value

198	Loan purpose	Other-than-first-time Home Purchase	First-time Home Purchase

220	Loan purpose	Cash-Out Refinance	Rate/Term Refinance

221	Loan purpose	Cash-Out Refinance	Rate/Term Refinance